Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 1 of 14

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 2 of 14 CASE NAME: Vanguard Natural Resources, Inc. CASE NUMBER: 19-31786 COMPARATIVE BALANCE SHEETS (1) ASSETS FILING DATE * MONTH MONTH MONTH MONTH MONTH MONTH ($ in thousands) March 2019 April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 CURRENT ASSETS Cash & Cash Equivalents (2) 9,262 41,967 Accounts Receivable, net 55,118 45,941 Prepaid Drilling Costs 12,519 7,373 Other 11,936 11,225 TOTAL CURRENT ASSETS 88,836 106,506 PROPERTY, PLANT & EQUIPMENT Proved Properties 1,523,831 1,523,364 Unproved Properties 81,597 81,435 WIP 39,930 45,922 Less Accumulated DD&A (302,521) (313,203) TOTAL OIL & NATURAL GAS PP&E 1,342,836 1,337,517 Other Property & Equipment 1,639 1,627 Less Accumulated Depreciation (942) (969) TOTAL OTHER PP&E 696 658 OTHER ASSETS Right of Use Asset 15,503 14,812 Other Intangibles 2,116 2,111 Derivatives 1,948 (0) Other Assets 14,231 13,821 TOTAL OTHER ASSETS 33,798 30,744 Total Assets $1,466,166 $1,475,426 * Per Schedules and Statement of Affairs MOR-2 Notes: (1) Cash balance as of March 31, 2019 excludes royalty checks which were not released until the royalty order was signed on April 1, 2019. (2) Cash balance includes restricted cash.

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 3 of 14 CASE NAME: Vanguard Natural Resources, Inc. CASE NUMBER: 19-31786 COMPARATIVE BALANCE SHEETS LIABILITIES & STOCKHOLDERS' FILING DATE * MONTH MONTH MONTH MONTH MONTH MONTH EQUITY ($ in thousands) March 2019 April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 LIABILITIES POST-PETITION LIABILITIES (MOR-4) 0 193,582 PRE-PETITION LIABILITIES Secured Debt 801,155 801,155 Lease Liabilities 16,054 15,413 Second Lien Secured Debt 80,722 80,722 Asset Retirement Obligation (1) 145,041 0 Other Liabilities (2) 151,342 132,687 TOTAL PRE-PETITION LIABILITIES 1,194,316 1,029,978 TOTAL LIABILITIES 1,194,316 1,223,560 STOCKHOLDERS' EQUITY (DEFICIT) COMMON STOCK 20 20 ADDITIONAL PAID-IN CAPITAL 509,477 509,674 RETAINED EARNINGS: Filing Date (237,646) (237,646) RETAINED EARNINGS: Post Filing Date 0 (20,182) TOTAL STOCKHOLDERS' EQUITY (NET WORTH) 271,851 251,865 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY $1,466,166 $1,475,426 * Per Schedules and Statement of Affairs MOR-3 Notes: (1) ARO liability is recorded quarterly and is classified as post-petition (not subject to compromise) for the purposes of the Monthly Operating Report. (2) Other Liabilities include accounts payable, oil and gas revenue payable, commodity derivatives, and other liability accruals.

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 4 of 14 CASE NAME: Vanguard Natural Resources, Inc. CASE NUMBER: 19-31786 SCHEDULE OF POST-PETITION LIABILITIES April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 ($ in thousands) ACCOUNTS PAYABLE 1,360 ACCRUED TAXES & MARKETING 1,104 SECURED DEBT POST-PETITION 20,000 ACCRUED INTEREST PAYABLE 115 ACCRUED PROFESSIONAL FEES * 7,019 OTHER LIABILITIES 770 1. Lease Operating and Capital Accrued Expenses 8,754 2. Revenue Payable 8,028 (1) 3. Asset Retirement Obligation 144,967 4. General, Administrative, and Other Accruals 1,465 TOTAL POST-PETITION LIABILITIES (MOR-3) $193,582 *Payment Requires Court Approval MOR-4 Notes: (1) ARO liability is recorded quarterly and is classified as post-petition (not subject to compromise) for the purposes of the Monthly Operating Report.

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 5 of 14 CASE NAME: Vanguard Natural Resources, Inc. CASE NUMBER: 19-31786 AGING OF POST-PETITION LIABILITIES APRIL 2019 ($ in thousands) DAYS TOTAL TRADE ACCRUED TAXES LEASE OPERATING & REVENUE OTHER ACCOUNTS & MARKETING CAPITAL ACCRUAL PAYABLE 0-30 48,615 1,360 1,104 8,754 8,028 29,370 31-60 0 0 0 0 0 0 61-90 0 0 0 0 0 0 91+ 0 0 0 0 0 0 TOTAL (1) (2) $48,615 $1,360 $1,104 $8,754 $8,028 $29,370 AGING OF ACCOUNTS RECEIVABLE ($ in thousands) MONTH April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 0-30 DAYS 31,859 31-60 DAYS 3,316 61-90 DAYS 1,677 91+ DAYS 9,089 TOTAL (3) $45,941 MOR-5 Notes: (1) This may include disputed payables. (2) Due to the nature of the liabilities, Asset Retirement Obligations of approximately $145 million are excluded from the aging of post-petition liabilities. (3) Accounts Receivable includes oil and gas receivables, JIB receivables, and other miscellaneous receivables.

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 6 of 14 CASE NAME: Vanguard Natural Resources, Inc. CASE NUMBER: 19-31786 STATEMENT OF INCOME (LOSS) April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 FILING TO ($ in thousands) DATE REVENUES (MOR-1) 31,299 31,299 GATHERING, PROCESSING & TRANSPORTATION 4,329 4,329 GROSS PROFIT 26,970 26,970 OPERATING EXPENSES: LOE 9,770 9,770 General & Administrative 3,509 3,509 Insiders Compensation 119 119 Restructuring Costs (1) 10,728 10,728 Production & Ad Valorem Taxes 2,596 2,596 Exploration Expense 34 34 TOTAL OPERATING EXPENSES 26,756 26,756 INCOME BEFORE INT, DEPR/TAX (MOR-1) 214 214 INTEREST EXPENSE 193 193 DEPRECIATION, DEPLETION, AND AMORTIZATION 11,165 11,165 (2) OTHER (INCOME) EXPENSE 9,038 9,038 OTHER ITEMS* 0 0 TOTAL INT, DEPR & OTHER ITEMS 20,396 20,396 NET INCOME BEFORE TAXES (20,182) (20,182) FEDERAL INCOME TAXES 0 0 NET INCOME (LOSS) (MOR-1) ($20,182) ($20,182) Accrual Accounting Required, Otherwise Footnote with Explanation. * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote. MOR-6 Notes: (1) Includes restructuring costs from the 2017 and 2019 bankruptcy filings. (2) Includes termination of commodity derivatives.

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 7 of 14 CASE NAME: Vanguard Natural Resources, Inc. CASE NUMBER: 19-31786 CASH RECEIPTS AND DISBURSEMENTS April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 FILING TO (1) ($ in thousands) DATE 1. CASH-BEGINNING OF MONTH $12,532 $12,532 RECEIPTS: 2. CASH SALES 0 0 3. COLLECTION OF ACCOUNTS RECEIVABLE 49,140 49,140 4. LOANS & ADVANCES (attach list) 20,000 20,000 5. SALE OF ASSETS 0 0 6. OTHER (attach list) 452 452 TOTAL RECEIPTS 69,592 69,592 (Withdrawal) Contribution by Individual Debtor MFR-2 * 0 0 DISBURSEMENTS: 7. NET PAYROLL 2,880 2,880 (2) 8. PAYROLL TAXES PAID 0 0 9. SALES, USE & OTHER TAXES PAID 6,046 6,046 10. SECURED/RENTAL/LEASES 602 602 11. UTILITIES & TELEPHONE 120 120 12. INSURANCE 0 0 13. INVENTORY PURCHASES 0 0 14. VEHICLE EXPENSES 75 75 15. TRAVEL & ENTERTAINMENT 113 113 16. MARKETING & TRANSPORTATION 3,191 3,191 17. ADMINISTRATIVE & SELLING 100 100 18. ROYALTIES 11,079 11,079 19. LEASE OPPERATING EXPENSE & CAPITAL EXPENDITURE 12,549 12,549 20. LAND 105 105 21. OTHER (attach list) 0 0 TOTAL DISBURSEMENTS FROM OPERATIONS 36,861 36,861 22. PROFESSIONAL FEES 988 988 23. U.S. TRUSTEE FEES 0 0 24. OTHER REORGANIZATION EXPENSES (attach list) 2,308 2,308 TOTAL DISBURSEMENTS 40,157 40,157 25. NET CASH FLOW 29,435 29,435 26. CASH - END OF MONTH (MOR-2) $41,967 $41,967 * Applies to Individual debtors only MOR-7 Notes: (1) There were no post-petition disbursements in March 2019. (2) Payroll taxes are paid to Insperity and included in net payroll.

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 8 of 14 MOR-7a Cash Receipts & Disbursements Support Loans & Advances ($ in thousands) FILING TO April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 Receipt DATE Receipt of DIP Funds 20,000 20,000 Total $20,000 $20,000 Other Receipts FILING TO April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 Receipt DATE Refund from JIB Partner 452 452 Total $452 $452 Other Reorganization Expenses Support FILING TO April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 (1) Expense DATE DIP Fees 2,308 2,308 Total $2,308 $2,308 MOR-7a (1) There were no post-petition disbursements in March 2019.

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 9 of 14 CASE NAME: Vanguard Natural Resources, Inc. CASE NUMBER: 19-31786 CASH ACCOUNT RECONCILIATION MONTH OF APRIL ($ in thousands) BANK NAME Capital One Capital One Capital One Capital One Wells Fargo Capital One Capital One ACCOUNT NUMBER #4917 #1271 #5646 #5638 #1301 #1814 #5603 Master Operating Adequate Assurance Account Related to Former Account Related to Former VNG Vendor Secondary Operating VNR Finance ACCOUNT TYPE TOTAL (1) (2) Account Account Chapter 11 Estates Chapter 11 Estates Account Account Account BANK BALANCE 47,292 446 3,750 0 39 250 0 51,777 NET TIMING ADJUSTMENTS DUE TO/(FROM) BANK 0 0 0 0 0 0 0 OUTSTANDING CHECKS 9,740 0 0 0 0 69 0 9,810 ADJUSTED BANK BALANCE $37,552 $446 $3,750 $0 $39 $181 $0 $41,967 BEGINNING CASH - PER BOOKS 8,508 0 3,750 0 39 235 0 12,532 RECEIPTS 49,356 0 0 0 0 20,236 0 69,592 TRANSFERS BETWEEN ACCOUNTS 12,562 446 0 0 0 (13,008) 0 0 (WITHDRAWAL) OR CONTRIBUTION BY DEBTOR INDIVIDUAL MFR-2 0 0 0 0 0 0 0 0 CHECKS/OTHER DISBURSEMENTS (32,874) 0 0 0 (0) (7,282) (0) (40,157) ENDING CASH - PER BOOKS $37,552 $446 $3,750 $0 $39 $181 $0 $41,967 MOR-8 Notes: (1) Does not include the segregated bank account held at US Bank (x7000), which has a balance of $1,127,418. (2) Does not include the Employee Relief Account held at Capital One (x0453), which has a balance of $4,773.

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 10 of 14 MOR-8a Schedule of Disbursements by Debtor Entity For the Period April 1, 2019 through April 30, 2019 (Unaudited) ($ in thousands) Total Disbursement Debtor Entity Case No. Current Period Current Quarter Vanguard Natural Resources, Inc. 19-31786 $0 $0 Eagle Rock Acquisition Partnership, L.P. 19-31787 0 0 Eagle Rock Acquisition Partnership II, L.P. 19-31788 0 0 Eagle Rock Energy Acquisition Co., Inc. 19-31789 0 0 Eagle Rock Energy Acquisition Co. II, Inc. 19-31790 0 0 Eagle Rock Upstream Development Company, Inc. 19-31791 0 0 Eagle Rock Upstream Development Company II, Inc. 19-31792 0 0 Escambia Asset Co. LLC 19-31793 0 0 Escambia Operating Co. LLC 19-31794 0 0 Vanguard Natural Gas, LLC 19-31795 7,282 7,282 Vanguard Operating, LLC 19-31796 32,874 32,874 VNR Holdings, LLC 19-31797 0 0 Total Disbursements for Calculating U.S. Trustee Quarterly Fees $40,157 $40,157 MOR-8a

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 11 of 14 CASE NAME: Vanguard Natural Resources, Inc. CASE NUMBER: 19-31786 PAYMENTS TO INSIDERS AND PROFESSIONALS Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary). ($ in thousands) April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 INSIDERS: NAME/POSITION//COMP TYPE 1. RICHARD SCOTT SLOAN CEO Salary 60 2. RYAN MIDGETT CFO Salary 27 3. JONATHAN CURTH GC Salary 32 4. 5. 6. TOTAL INSIDERS (MOR-1) $119 ($ in thousands) April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 PROFESSIONALS: NAME/ORDER DATE 1. BLANK ROME LLP April 23, 2019 0 2. DELOITTE TAX LLP May 21, 2019 0 3. EVERCORE GROUP LLC April 23, 2019 0 4. KIRKLAND & ELLIS LLP April 23, 2019 0 5. MCCARN & WEIR, P.C. April 23, 2019 0 6. OPPORTUNE April 23, 2019 0 7. PRIME CLERK LLC April 1, 2019 0 8. ROGER SOAPE, INC. April 23, 2019 0 TOTAL PROFESSIONALS (MOR-1) $0 MOR-9

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 12 of 14 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION CASE NAME: Vanguard Natural Resources, Inc. PETITION DATE: 3/31/2019 CASE NUMBER: 19-31786 MONTHLY OPERATING REPORT NOTES FOR APRIL 30, 2019 Basis of Presentation The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court for the Southern District of Texas (the “Monthly Operating Report”). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. The unaudited financial statements have been derived from the books and records of the Debtors. Because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of the Debtor. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report. The information presented here is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this Monthly Operating Report includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist. The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements of the Debtors in the future. 11

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 13 of 14 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION CASE NAME: Vanguard Natural Resources, Inc. PETITION DATE: 3/31/2019 CASE NUMBER: 19-31786 MONTHLY OPERATING REPORT NOTES FOR APRIL 30, 2019 Treatment of Intercompany Transactions The Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue. Pursuant to the Final Order (I) Authorizing the Debtors to (A) Continue to Operate Their Cash Management System and Maintain Existing Bank Accounts and (B) Continue to Perform Intercompany Transactions, and (II) Granting Related Relief [Docket No. 181], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors for the period covered by the Monthly Operating Report, as described in further detail in this Report. Treatment of Certain Liabilities and GAAP Disclosures As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report contains information that would be typical of financial statements filed with the Securities and Exchange Commission. For instance, for the period commencing on the Petition Date and thereafter, the company stopped accrued interest on prepetition indebtedness until further review of these obligations is completed. The Debtors’ consolidated financial statements in this report have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include, among other things, funded debt obligations and amounts due to third parties for goods and services received prior to the Petition Date. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed. 12

Case 19-31786 Document 420 Filed in TXSB on 05/31/19 Page 14 of 14 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION CASE NAME: Vanguard Natural Resources, Inc. PETITION DATE: 3/31/2019 CASE NUMBER: 19-31786 MONTHLY OPERATING REPORT NOTES FOR APRIL 30, 2019 Treatment of Reorganization Costs ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes write off of discount, premium, debt issuance costs, and derivatives associated with long- term debt, expenses related to legal advisory and representation services, other professional consulting and advisory services, estimates of claims allowed related to legal matters and rejected executory contracts and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. Reservation of Rights Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts or leases may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so. Reporting Period Unless otherwise noted herein, the Monthly Operating Report generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. For the purposes of this Monthly Operating Report, the period reflects March 31, 2019 through and including April 30, 2019. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. Accuracy The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 13